Supplement to the John Hancock Tax-Free Income Funds Prospectus
                              dated January 1, 2003



John Hancock California Tax-Free Income Fund
John Hancock High Yield Municipal Bond Fund
John Hancock Massachusetts Tax-Free Income Fund
John Hancock New York Tax-Free Income Fund
John Hancock Tax-Free Bond Fund


The "Portfolio Managers" section for each fund has been deleted and replaced with the following:

   James T. Colby, III
    Joined fund team in 2003
   Dianne Sales, CFA
    Joined fund team in 1995


On page 22, the following Management Biography has been added:

James T. Colby, III
Vice president
Joined John Hancock Advisers in 2003
Old Harbor Capital Management, LLC (2000-2003)
Evergreen Investment Management (1992-2000)
Began business career in 1980



July 31, 2003